THE ADVISORS' INNER CIRCLE FUND

                              LSV VALUE EQUITY FUND


                       SUPPLEMENT DATED SEPTEMBER 26, 2003
                      TO THE PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following paragraph replaces the "Minimum Purchases" paragraph on page 7.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $100,000 in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

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The following discussion relates to the Fund's Anti-Money Laundering Program and is added to the "PURCHASING AND SELLING FUND SHARES" section of the prospectus.

FOREIGN INVESTORS

The LSV Value Equity Fund (the "Fund") does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law, including The USA Patriot Act, requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this mean to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.
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Attempts to collect missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (E.G.,72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (E.G., 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.














                                                         LSV-SU-002-0100 (9/03)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                             September 29, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      Advisors' Inner Circle Fund
         File Number  33-42484

Ladies and Gentlemen:

On behalf of the Advisors' Inner Fund, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please fund a supplement dated September 26, 2003 to the LSV Value Equity Fund's prospectus dated March 1, 2003.



                                                                 --------------
                                                               Laurie V. Brooks
                                                           SEI Legal Department